CLEARWATER INVESTMENT TRUST
CLEARWATER TAX‑EXEMPT BOND FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 28, 2023
The date of this Supplement is May 18, 2023.
Effective May 18, 2023, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Tax‑Exempt Bond Fund (the “Tax‑Exempt Bond Fund”), MacKay Shields LLC (“MacKay Shields”).
Appointment of MacKay Shields as Subadviser
Effective immediately, the Prospectus is amended as follows.

1.
The third and fourth paragraphs of the section titled “SUMMARY SECTION – Clearwater Tax‑Exempt Bond Fund – Principal Investment Strategies” in the Prospectus are deleted and replaced with the following:

The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s subadviser. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB‑by Standard and Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), commonly referred to as “junk” bonds) or determined to be of comparable quality by the applicable subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B‑by S&P or Fitch. The Fund may invest in closed‑end funds that invest in the same types of securities in which the Fund may invest directly. The average effective duration for the portfolio is typically approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration).
Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: MacKay Shields LLC (“MacKay Shields”) and Sit Fixed Income Advisors II, LLC (“Sit”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC.
MacKay Shields’ relative-value investment strategy combines a top‑down macro view with bottom‑up credit research driven security selection. The investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management.

Sit selects bonds that offer high tax‑exempt income. In selecting which bonds to buy and sell for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security’s structure, credit quality, yield, maturity, and liquidity.

2.	The following paragraph is added to the section titled “SUMMARY SECTION – Clearwater Tax‑Exempt Bond Fund – Principal Risks of Investing in the Fund”:
Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

3.	The section titled “SUMMARY SECTION – Clearwater Tax‑Exempt Bond Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:
Fund Adviser and Portfolio Managers
The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day‑to‑day management.

Subadvisers	Portfolio Managers	Period of Service
MacKay Shields	Robert DiMella, CFA David Dowden Michael Denlinger, CFA Michael Petty	All have been portfolio managers of the Fund since 2023.

Sit	Paul J. Jungquist, CFA, CPA, Vice President Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Mr. Jungquist has been portfolio manager of the Fund since 1999. Messrs. Emerson, O’Brien and Kuller have been portfolio managers of the Fund since 2019.

4.	The third, fourth and fifth paragraphs in the section titled “Clearwater Tax‑Exempt Bond Fund – Principal Investment Strategies” in the Prospectus are deleted and replaced with the following:
CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently

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allocates assets among the following subadvisers who provide day-to-day management to the Fund: MacKay Shields LLC (“MacKay Shields”) and Sit Fixed Income Advisors II, LLC (“Sit”). FCI also acts as a subadviser to the Fund, but does not provide day‑to‑day management, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC.
The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the applicable subadviser. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB‑ by Standard and Poor’s Corporation (“S&P”) or Fitch, commonly referred to as “junk” bonds) or determined to be of comparable quality by MacKay Shields or Sit. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B‑ by S&P or Fitch Ratings. The Fund may invest in closed‑end funds that invest in the same types of securities in which the Fund may invest directly.
The average effective duration for the portfolio is typically approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration). From time to time, Sit utilizes interest rate futures contracts to hedge interest rate risk associated with the Fund’s portfolio.
CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as credit quality, sector weightings and yield curve positioning. The allocation among subadvisers will vary over time.
MacKay Shields’ relative-value investment strategy combines a top‑down macro view with bottom‑up credit research driven security selection. The investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management.
MacKay Shields’ investment discipline begins by outlining a macro view of the economy, interest rates, inflation and both national and regional political concerns. The top‑down component guides decisions relating to the strategy’s credit distribution, sector distribution, state exposure and yield curve positioning. The investment strategy seeks to maintain duration neutrality, typically expressed as a range around the duration of the relevant benchmark. MacKay Shields’ approach is driven by fundamental bottom‑up security analysis using deep credit research and spread analysis.
Sit selects bonds that offer high tax‑exempt income. In selecting which bonds to buy and sell for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security’s structure, credit quality, yield, maturity, and liquidity.

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5.	The following paragraph is added to the section titled “Clearwater Tax‑Exempt Bond Fund – Principal Risks of Investing in the Fund”:
Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

6.	The following is added to the fourth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:
With respect to the subadvisory contract with MacKay Shields, a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contract will be included in the semi-annual report of the Trust for the fiscal period ended June 30, 2023 when available.

7.	The paragraph regarding Sit in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus is deleted and replaced with the following:
CMC has engaged Sit Fixed Income Advisors II, LLC (“Sit”), a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for a portion of the Tax‑Exempt Bond Fund. Sit, which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130. As of December 31, 2022, Sit had approximately $15.2 billion in assets under management.

8.	The following is added as an additional paragraph in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:
CMC has engaged Mackay Shields LLC (“MacKay Shields”) as a subadviser to select investments for a portion of the Tax‑Exempt Bond Fund. MacKay Shields is 100% owned by New York Life Investment Management Holdings LLC, which is wholly owned by New York Life Insurance Company, and is a registered investment adviser under the Advisers Act. MacKay Shields’ address is 1345 Avenue of the Americas, New York, New York 10105. As of March 31, 2023, MacKay Shields had approximately $132 billion in assets under management.

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9.	The following rows are added in the section titled “MANAGEMENT – The Portfolio Managers” in the Prospectus:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Tax‑Exempt Bond Fund	MacKay Shields	Robert DiMella, CFA	2023	Robert DiMella, CFA, is a Senior Portfolio Manager and Executive Managing Director of MacKay Shields. Mr. DiMella joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. He was the President and co‑founder of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Mr. DiMella is a member of the firm’s Senior Leadership Team. He earned a M.S. at Rutgers University Business School and a B.S. in Finance at the University of Connecticut. He is a CFA Charterholder.

Tax‑Exempt Bond Fund	MacKay Shields	David Dowden	2023	David Dowden is a Senior Portfolio Manager and Managing Director of MacKay Shields. Mr. Dowden joined MacKay Shields in 2009. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. Mr. Dowden was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. Mr. Dowden has an A.B. from Brown University and an M.B.A. from Columbia University. He has been in the investment management industry since 1989.

Tax‑Exempt Bond Fund	MacKay Shields	Michael Denlinger, CFA	2023	Michael Denlinger is a Portfolio Manager, Trader, and Director of MacKay Shields. Mr. Denlinger joined MacKay Shields in 2019. Before joining the firm, he was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. He started at Bank of America Merrill Lynch in 2014. Mr. Denlinger earned a B.S. in Economics from Johns Hopkins University in 2014. He is a CFA Charterholder. He has been in the financial services industry since 2014.

Tax‑Exempt Bond Fund	MacKay Shields	Michael Petty	2023	Michael Petty is a Portfolio Manager, Trader and Senior managing Director of MacKay Shields. Mr. Petty joined MacKay Shields in July 2009. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mike has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mike graduated from Hobart College with a B.S. in Mathematics and Economics.

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10.	On page 67 of the Prospectus, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Tax‑Exempt Bond Fund Subadvisers”:
Mackay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, New York 10105
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CLEARWATER INVESTMENT TRUST

CLEARWATER TAX-EXEMPT BOND FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 28, 2023

The date of this Supplement is May 18, 2023.

Effective May 18, 2023, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund”), Mackay Shields LLC (“MacKay Shields”).

Appointment of MacKay Shields as Subadviser

Effective immediately, the SAI is amended as follows.

1.	In the section titled “RISK FACTORS”, the row corresponding to Multi-Manager Risk is deleted and replaced with the following:

	Core Equity Fund	Select Equity Fund	International Fund	Tax-Exempt Bond Fund
Multi-Manager Risk	X	X	X	X

2.	The second paragraph regarding Sit in the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” is deleted and replaced with the following:

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

3.	The following paragraphs are added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers”:

Mackay Shields LLC (“MacKay Shields”). Mackay Shields LLC (“MacKay Shields”) is 100% owned by New York Life Investment Management Holdings LLC, which is wholly owned by New York Life Insurance Company, and is a registered investment adviser under the Advisers Act. MacKay Shields’ address is 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields entered into a subadvisory contract dated May 18, 2023 to manage a portion of the Tax-Exempt Bond Fund’s portfolio. MacKay Shields is not affiliated with CMC or the Trust. MacKay Shields performs its duties and provides services subject to the oversight and supervision of CMC. As of March 31, 2023, MacKay Shields had approximately $132 billion in assets under management.

Under the Tax-Exempt Bond Fund subadvisory contract, MacKay Shields develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. MacKay Shields is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to MacKay Shields under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to MacKay Shields.

4.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Robert DiMella, CFA*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 18 funds with approximately $30.34 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $10.84 billion in assets, including 2 pools with a performance based fee and approximately $801.3 million in assets.

Other Accounts: 82 accounts with approximately $24.99 billion in assets, including 2 accounts with a performance based fee and approximately $606.4 million in assets.

David Dowden*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 19 funds with approximately $31.02 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $10.84 billion in assets, including 2 pools with a performance based fee and approximately $801.3 million in assets.

Other Accounts: 82 accounts with approximately $24.99 billion in assets, including 2 accounts with a performance based fee and approximately $606.4 million in assets.

Michael Denlinger, CFA*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 15 funds with approximately $20.94 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $10.84 billion in assets, including 2 pools with a performance based fee and approximately $801.3 million in assets.

Other Accounts: 82 accounts with approximately $24.99 billion in assets, including 2 accounts with a performance based fee and approximately $606.4 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Michael Petty*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 19 funds with approximately $27.87 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $10.84 billion in assets, including 2 pools with a performance based fee and approximately $801.3 million in assets.

Other Accounts: 82 accounts with approximately $24.99 billion in assets, including 2 accounts with a performance based fee and approximately $606.4 million in assets.

*	Data for this portion of the table is as of March 31, 2023.

5.	The following row is added to the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest”:

Portfolio Manager	Fund	Conflict of Interest
Robert DiMella, CFA David Dowden Michael Denlinger, CFA Michael Petty	Tax-Exempt Bond Fund

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for

Portfolio Manager	Fund	Conflict of Interest

instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they

Portfolio Manager	Fund	Conflict of Interest

involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

6.

The following row is added to the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” after the last row relating to the Tax-Exempt Bond Fund:

Portfolio Manager	Fund	Compensation Structure
Robert DiMella, CFA David Dowden Michael Denlinger, CFA Michael Petty	Tax-Exempt Bond Fund

Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

7.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Robert DiMella, CFA*	Tax-Exempt Bond Fund	A
David Dowden*	Tax-Exempt Bond Fund	A
Michael Denlinger, CFA*	Tax-Exempt Bond Fund	A
Michael Petty*	Tax-Exempt Bond Fund	A

*	Data for this portion of the table is as of April 30, 2023.

8.	The following is added to the end of the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES”:

MacKay Shields LLC

Proxy Voting Policies and Procedures

January 2023

1.	Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2.	Statement of Policy

2.1    It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term as determined by MacKay Shields – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2    When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3    MacKay Shields may choose not to vote proxies when it believes that it is appropriate. This may occur, without limitation, under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit to the client; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3.	Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.	Proxy Voting Guidelines

4.1     To the extent that a client has authorized Mackay Shields to vote proxies on its behalf, and except as set forth Sections 6 & 7 of this Policy or at otherwise directed by a client in writing, MacKay has determined to adopt the following proxy voting guidelines:

4.1.a    Proxies for non-union clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.1.b     Proxies for union or Taft-Hartley clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.

4.1.c    Notwithstanding Section 4.1.a of this Policy, proxies for non-union clients whose investment strategy directs MacKay Shields to invest primarily in assets that satisfy Environmental, Social and Governance (“ESG”) criteria, as determined by MacKay Shields, in its discretion, will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability U.S. or International proxy voting guidelines, as in effect from time to time (“Sustainability Guidelines”). Refer to Exhibit C for the current U.S. and International Sustainability Proxy Voting Guidelines.

4.2    For purposes of the Policy, the Non-Union Guidelines, Union Guidelines, and Sustainability Guidelines are collectively referred to as the “Standard Guidelines.”

4.3    A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing and MacKay Shields will general vote proxies for any such client in accordance with the applicable Custom Guidelines.

4.4    In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.5    For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

4.6     Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard

Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7    In an effort to avoid possible conflicts of interest, MacKay Shields has determined to generally vote proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. For the avoidance of doubt, however, it is recognized that the Firm’s portfolio management teams have the ultimate responsibility determining how to vote proxies in the best interest of a client voting.

5.	Client Account Set-up and Review

5.1    Initially, MacKay Shields must verify whether the client has duly authorized MacKay Shields to vote proxies on its behalf, or if the client has retained the responsibility of voting proxies. The Marketing and Client Services departments, in conjunction with the Legal and/or Compliance Department, will have primary responsibility for making that determination. MacKay’s Compliance Department will be responsible for ensuring that a record of each client’s proxy voting status and, to the extent applicable, the type of proxy voting guidelines in maintained. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2    In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.3    MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.	Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if they believe that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule D.

7.	Referral of Voting Decision by ISS to MacKay Shields

7.1    In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager makes a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2    In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3    In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.	Conflicts of Interest

8.1    The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose to the Legal and/or Compliance Departments any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2.     By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

8.3    Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4    After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal and/or Compliance Departments for review. If the Firm’s General Counsel (“GC”), Chief Compliance Officer (“CCO”) or their designee determines that there is no potential Conflict, the GC, CCO or their designee, may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5    If the GC, CCO or their designee determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6    In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

•	The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.	Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10.	Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security;

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether MacKay Shields cast its vote on the matter on behalf of the client;

•	How MacKay Shields voted on behalf of the client; and

•	Whether MacKay Shields voted for or against management on behalf of the client.

11.	Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

•	A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;

•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

•	A record of each vote cast by MacKay Shields on behalf of a client;

•

A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

•

A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12.	Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee. In addition, MacKay Shields’ Compliance Department maintains a list of non-voting accounts.

13.	How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing to:

MacKay Shields LLC

1345 Avenue of the Americas

New York, NY 10105

43rd Floor

Attention: Head of Client Services

Exhibits:

Exhibit A -	2023 U.S. Summary Proxy Voting Guidelines (Standard Guidelines for non-union clients). Effective for Meetings on or after February 1, 2023

Exhibit B (Part I and II) -	2023 U.S. Taft-Hartley Proxy Voting Guidelines and 2023 International Taft-Hartley Proxy Voting Guidelines (Standard Guidelines for union clients (Taft-Hartley) (US and International))

Exhibit C (Part I and II) -	2023 U.S. Sustainability Proxy Voting Guidelines and 2023 International Sustainability Proxy Voting Guidelines (Standard Guidelines for ESG investment objective mandates)

Access to the ISS Voting Guidelines mentioned above and other ISS Voting Guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/

9.	On the second to last page of the SAI, the following is added under “CLEARWATER INVESTMENT TRUST – CLEARWATER TAX-EXEMPT BOND FUND SUBADVISERS”:

Mackay Shields LLC

1345 Avenue of the Americas

43rd Floor

New York, New York 10105

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.